UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia		24605-0989
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 25, 2017, First Community Bancshares, Inc. (the “Company”) announced by press release its earnings for the first quarter of 2017. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 25, 2017, the Company held its annual shareholders’ meeting. At the meeting, the Company’s shareholders: (i) elected all persons listed below under Proposal 1 to serve as director of the Company for a term that will continue until the 2020 annual meeting of shareholders; (ii) approved on a non-binding basis, the compensation of the Company’s named executive officers; (iii) approved a three year frequency of the advisory vote on executive compensation; and (iv) ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm.

The following tables summarize voting results by the Company’s shareholders.

Proposal 1: To elect three directors to serve as members of the Board of Directors Class of 2020.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes

C. William Davis	9,686,481	445,426	2,111,371
Gary R. Mills	8,998,690	1,133,217
M. Adam Sarver	9,321,323	810,584

Proposal 2: To approve on a non-binding basis, the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAIN

9,781,030	319,233	31,644

Proposal 3: To approve the frequency of the advisory vote on executive compensation.

3 Years	2 Years	1 Year	Votes ABSTAIN

5,661,055	159,325	4,264,115	47,412

Proposal 4: To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm.

Votes FOR	Votes AGAINST	Votes ABSTAIN

11,942,284	242,849	58,145

Item 8.01     Other Events.

On April 25, 2017, the Company announced by press release its quarterly cash dividend to common stockholders of sixteen cents ($0.16) per common share, payable on May 19, 2017, to shareholders of record on May 5, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)	The following exhibit is included with this report:

Exhibit No.	Exhibit Description

99.1	Earnings and dividend press release dated April 25, 2017

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	April 26, 2017	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer